REVENUE FROM CONTRACTS WITH CUSTOMERS	12 Months Ended
Jan. 03, 2021
Revenue from Contract with Customer [Abstract]
REVENUE FROM CONTRACTS WITH CUSTOMERS	REVENUE FROM CONTRACTS WITH CUSTOMERS
During fiscal years 2020, 2019 and 2018, we recognized revenue for sales of modules and components from contracts with customers of $0.8 billion, $1.2 billion and $0.9 billion, respectively. We recognize revenue for sales of modules and components at the point that control transfers to the customer, which typically occurs upon shipment or delivery to the customer, depending on the terms of the contract. Payment terms are typically between 30 and 45 days.
Contract Assets and Liabilities
Contract assets consist of unbilled receivables which represent revenue that has been recognized in advance of billing the customer and has been presented within “Prepaid expenses and other current assets” and “Other long-term assets”. During fiscal year 2020, the increase in contract assets of $1.8 million was primarily driven by revenue accrual which has yet to be billed. During fiscal year 2019, the decrease in contract assets of $0.3 million was primarily due to new billings of previously unbilled accounts receivable. Contract liabilities consist of deferred revenue and customer advances, which represent consideration received from a customer prior to transferring control of goods or services to the customer under the terms of a sales contract. During fiscal years 2020 and 2019, the decrease in contract liabilities of $60.7 million was mainly due to utilization of contract liabilities against the revenue earned. During fiscal year 2019, increase in contract liabilities of $6.5 million was primarily due to additional customer advances offset by utilization of contract liabilities previously recorded. During fiscal years 2020 and 2019, we recognized revenue of $56.6 million and $33.7 million that was included in contract liabilities as of December 29, 2019 and December 30, 2018, respectively.
We had entered into contracts with customers for the future sale of modules and components for an aggregate transaction price of $200.9 million and $296.9 million during fiscal years 2020 and 2019, respectively, the substantial majority of which we expect to recognize as revenue within the next year.